IMPORTANT REMINDER

                                     FIRST
                                   FINANCIAL
                                   FUND, INC
                                 [Logo Omitted]

                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

                                                                  April 27, 2000

Dear Stockholder:

     We are writing to inform you that the Special Meeting of Stockholders of First Financial Fund, Inc. scheduled for April 25, 2000 has been adjourned until May 22, 2000 at 4:00 p.m. Although a large majority of the Fund's shares present at the Meeting voted in favor of the proposal to amend the Fund's Articles of Incorporation, the proposal did not receive the affirmative vote of a majority of all outstanding Fund shares.

     Our records indicate that we have not yet received your voting instructions. (If you have already submitted your vote, we apologize for the inconvenience.) YOUR VOTE IS IMPORTANT. We encourage you to exercise your right to vote so that we may have a majority opinion from the stockholders of the Fund. Please take a few moments to cast your vote. If you do not plan to attend the Meeting, we need to receive your vote by Monday May 22. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE PROPOSAL. Please see the proxy statement previously mailed to you for further information. If you need another copy of the proxy statement, call 1-800-606-2772.

     For your convenience, we have established three easy methods for you to vote:

     1. BY INTERNET: Visit the website www.proxycard.com and enter the control number found on your proxy card.

     2. BY PHONE: Call 1-800-606-2772. Representatives are available to take your vote Monday through Friday between 9 a.m. and 11 p.m. and Saturday noon to 6 p.m. Eastern Time.

     3. BY MAIL: Complete the enclosed proxy card and return it in the enclosed postage-paid envelope. Please utilize this option only if enough time remains for your vote to be received in time for the Meeting.

         Thank you for your prompt attention.

                                                        Very truly yours,

                                                        /S/ THOMAS T. MOONEY
                                                        -----------------------
                                                        THOMAS T. MOONEY
                                                        PRESIDENT AND DIRECTOR

                                                              IMPORTANT REMINDER

                                     FIRST
                                   FINANCIAL
                                   FUND, INC
                                 [Logo Omitted]

                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

                                                                  April 27, 2000

Dear Stockholder:

     We are writing to inform you that the Special Meeting of Stockholders of First Financial Fund, Inc. scheduled for April 25, 2000 has been adjourned until May 22, 2000 at 4:00 p.m. Although a large majority of the Fund's shares present at the Meeting voted in favor of the proposal to amend the Fund's Articles of Incorporation, the proposal did not receive the affirmative vote of a majority of all outstanding Fund shares.

     Our records indicate that we have not yet received your voting instructions. (If you have already submitted your vote, we apologize for the inconvenience.) YOUR VOTE IS IMPORTANT. We encourage you to exercise your right to vote so that we may have a majority opinion from the stockholders of the Fund. Please take a few moments to cast your vote. If you do not plan to attend the Meeting, we need to receive your vote by Monday May 22. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE PROPOSAL. Please see the proxy statement previously mailed to you for further information. If you need another copy of the proxy statement, call 1-800-606-2772.

     For your convenience, we have established three easy methods for you to vote:

     1. BY INTERNET: Visit the website WWW.PROXYVOTE.COM and enter the control number found on your proxy card.

     2. BY PHONE: Dial the toll-free number found on the proxy card and follow the simple instructions.

     3. BY MAIL: Complete the enclosed proxy card and return it in the enclosed postage-paid envelope. Please utilize this option only if enough time remains for your vote to be received in time for the Meeting.

     Thank you for your prompt attention.

                                                        Very truly yours,

                                                        /S/ THOMAS T. MOONEY
                                                        -----------------------
                                                        THOMAS T. MOONEY
                                                        PRESIDENT AND DIRECTOR